UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2013 (June 27, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Second Cubic Amendment

As previously announced, on April 19, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement, by and among Gastar Texas, Gastar USA and Cubic Energy, Inc. (the “Cubic Purchase and Sale Agreement), pursuant to which Cubic Energy, Inc. will acquire from Gastar Texas certain leasehold interests in the Hilltop Area of East Texas, including production from interests in producing wells, for a cash purchase price of approximately $46.0 million, subject to adjustment for an accounting effective date of January 1, 2013 and other customary adjustments. On June 11, 2013, the parties to the Cubic Purchase and Sale Agreement entered into the First Amendment of Purchase and Sale Agreement in order to extend the closing date and termination date and the adjust the purchase price to reflect the exclusion of certain assets. On June 27, 2013, the parties further amended the Cubic Purchase and Sale Agreement by entering into the Second Amendment of Purchase and Sale Agreement (the “Second Cubic Amendment”), dated June 27, 2013, but effective as of June 5, 2013, in order to extend the closing date to July 12, 2013.

A copy of the Second Cubic Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The descriptions of the Second Cubic Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 3, 2013, the Company announced that Gastar USA has declared a monthly cash dividend on its 8.625% Series A Preferred Stock for July 2013. A copy of the Company's press release, dated July 3, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

2.1
Second Amendment of Purchase and Sale Agreement, dated as of June 27, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc.

99.1	Press release dated July 3, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

2.1
Second Amendment of Purchase and Sale Agreement, dated as of June 27, 2013, but effective as of June 5, 2013, by and among Gastar Exploration Texas, LP, Gastar Exploration USA, Inc. and Cubic Energy, Inc.

99.1	Press release dated July 3, 2013.